    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 1997

                                                      REGISTRATION NO. 333-38429
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                AMERIPATH, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                           8099                          65-0642485
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)          Identification No.)

                             ---------------------
                          7289 GARDEN ROAD, SUITE 200
                          RIVIERA BEACH, FLORIDA 33404
                                 (561) 845-1850
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                             ---------------------
                                  JAMES C. NEW
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                AMERIPATH, INC.
                          7289 GARDEN ROAD, SUITE 200
                          RIVIERA BEACH, FLORIDA 33404
                                 (561) 845-1850
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                          COPIES OF COMMUNICATIONS TO:

          DANIEL H. ARONSON, ESQ.                      J. VAUGHAN CURTIS, ESQ.
         GREENBERG TRAURIG HOFFMAN                        ALSTON & BIRD LLP
       LIPOFF ROSEN & QUENTEL, P.A.                      ONE ATLANTIC CENTER
   515 E. LAS OLAS BOULEVARD, SUITE 1500             1201 WEST PEACHTREE STREET
      FORT LAUDERDALE, FLORIDA 33301                      ATLANTA, GA 30309
              (954) 765-0500                               (404) 881-7000

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-34265

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                                                 PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES         AMOUNT TO       PROPOSED MAXIMUM        AGGREGATE           AMOUNT OF
           TO BE REGISTERED              BE REGISTERED(1)    OFFERING PRICE(2)   OFFERING PRICE(2)  REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per
  share................................       690,000             $16.00            $11,040,000           $5,087
=======================================================================================================================

(1) Includes 90,000 shares of Common Stock which may be purchased by the Underwriters pursuant to an over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee.
(3) 5,750,000 shares were registered under Registration No. 333-34625 and a filing fee of $26,137 was previously paid with the earlier registration statement.
================================================================================

                                EXPLANATORY NOTE

    THIS REGISTRATION STATEMENT RELATES TO THE PUBLIC OFFERING OF COMMON STOCK OF AMERIPATH, INC. CONTEMPLATED BY A REGISTRATION STATEMENT ON FORM S-1, REGISTRATION NO. 333-34265 (THE "PRIOR REGISTRATION STATEMENT"), AND IS FILED SOLELY TO INCREASE THE NUMBER OF SHARES TO BE OFFERED IN SUCH OFFERING BY 690,000 SHARES, INCLUDING UP TO 90,000 SHARES THAT MAY BE SOLD BY SELLING STOCKHOLDERS OR THE COMPANY PURSUANT TO THE UNDERWRITERS' OVER-ALLOTMENT OPTION. THE CONTENTS OF THE PRIOR REGISTRATION STATEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Riviera Beach, State of Florida, on October 22, 1997.

                                       AMERIPATH, INC.

                                       By:         /s/ JAMES C. NEW
                                         ---------------------------------------
                                                      James C. New
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James C. New and Robert P. Wynn his true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including any post-effective amendments, to this registration statement, and any additional registration statements filed pursuant to Rule 462 under the Securities Act of 1933 relating hereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                     TITLE                       DATE
                      ---------                                     -----                       ----
                  /s/ JAMES C. NEW                     President, Chief Executive          October 22, 1997
-----------------------------------------------------    Officer and Director
                    James C. New                         (principal executive officer)

                          *                            Chief Operating Officer and         October 22, 1997
-----------------------------------------------------    Director
                  Alan Levin, M.D.

                 /s/ ROBERT P. WYNN                    Executive Vice President and        October 22, 1997
-----------------------------------------------------    Chief Financial Officer
                   Robert P. Wynn                        (principal financial officer
                                                         and principal accounting
                                                         officer)

                          *                            Chairman of the Board and           October 22, 1997
-----------------------------------------------------    Director
                  Thomas S. Roberts

                          *                            Director                            October 22, 1997
-----------------------------------------------------
              Timothy Kilpatrick, M.D.

                          *                            Director                            October 22, 1997
-----------------------------------------------------
              C. Arnold Renschler, M.D.

                                                       Director
-----------------------------------------------------
                  E. Roe Stamps, IV

*By:         /s/ JAMES C. NEW
     ------------------------------------
                 James C. New
               Attorney-in-fact

                                 EXHIBIT INDEX


Exhibit
Number                                                                              Page Number
------                                                                              -----------
5.1  Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.
     as to the validity of the Common Stock being registered*

23.1 Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.
     (included in its opinion filed as Exhibit 5.1)*

23.2 Consent and Report on Schedules of Deloitte & Touche LLP

23.3 Consent of Deloitte & Touche LLP (Fort Lauderdale, Florida)

23.4 Consent of Deloitte & Touche LLP (Orlando, Florida)

23.5 Consent of Deloitte & Touche LLP (Cincinnati, Ohio)

23.6 Consent of Deloitte & Touche LLP (Dallas, Texas)

23.7 Consent of Deloitte & Touche LLP (Indianapolis, Indiana)

24 Power of attorney from officers and directors of the Company signing by an attorney-in-fact**

--------------------
 *  Previously filed.
** Incorporated by reference from the Registration Statement on Form S-1 of the Registrant, Registration No. 333-34265.